March 2026 Transaction Update

UK Restructuring Plan Transaction Update 2

UK RP Transaction Update 3 The Transaction utilizes a UK process (UK RP) that allows us to… Exchange debt for equity and other consideration (i) with our various creditors Allows us to continue to run the Company without interruption during this process The plan is consensual & constitutes one of the largest transactions of its type ever agreed upon (2) We have reached an agreement with our creditors to exchange debt for our equity (1) i. Consideration for creditors includes a combination of new debt, preferred and common equity.

UK RP Transaction Update 4 What is a UK Restructuring Plan (UK RP)? A UK Restructuring Plan (UK RP) is a court -sanctioned restructuring process used by companies to restructure their debt & capital structure. NFE has reached agreement with its creditors to restructure its debt using a “UK Restructuring Plan ” The RSA contains all material terms to be enacted by the UK RP Process The Restructuring Support Agreement (“RSA”) is supported by more than 50% of existing creditors by value

5 UK RP Transaction Update The first step of the Transaction is to separate the Company into two independent businesses, BrazilCo (Hygo) & “New NFE” Two independent businesses: 1. BrazilCo (Hygo) (comprising terminals, power plants & operations in Brazil) will become a private company managed by the existing Brazil leadership team and primarily owned by a group of institutional investors. 2. “New NFE” ( the remaining business) will continue as a publicly traded, integrated LNG -to-power platform with a significantly simplified, stronger capital structure that has been greatly deleveraged. Old NFE “New NFE” BrazilCo (Hygo) (Brazil) “New NFE” (Puerto Rico, Mexico, Nicaragua, Turbines) “New NFE” (Puerto Rico, Mexico, Nicaragua, Turbines)

UK RP Transaction Update

Transaction highlights

1

BrazilCo (Hygo) will be spun off and become an independent, privately owned company

2

"New NFE" will own all the remaining assets and operations & will continue to seamlessly provide LNG, power, and operations in each of its key markets

3

Existing NFE creditors will exchange their debt for a basket of securities (primarily debt, preferred equity, and common shares)

4

Existing NFE shareholders will be diluted from 100% to 35%[i] post-Transaction[ii] but will remain significant shareholders in "New NFE." Corporate debt will be reduced from ~$5.7 billion to ~$527.5 million[iii][iv]

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Company post-restructuring expected to have a newly formed, independent board of directors and will continue to be managed on a day-to-day basis by existing management

We expect completion of the UK restructuring process in mid-2026[3]

i. Excludes management incentive plan.
ii. Subject to further dilution if some or all the preferred equity is converted at the end of year three.
iii. Debt amount could increase to a maximum of ~$640mm if all eligible participants exchange preferred equity for Debt.
iv. Subject to receipt of applicable regulatory approvals and completion of UK court process. There is no assurance that the Company will be able to close this transaction by the projected timeline or that the transaction will be completed.

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UK RP Transaction Update

Expected capital structure for "New NFE"(4)

- **Low leverage - target of 2-3x EBITDA which is consistent with IG issuers**
- **Significant free cash flow growth anticipated to deleverage & enhance equity value**

NFE Corporate Debt

~$527.5(3) million

- Recourse debt

Preferred Equity

$2.5(i)(ii) billion

- Coupon steps
- Yr 1: 3%, Yr 2: 5%, Yr 3: 7%
- Liquidation preference

Common Equity(iii)(iv)

65% New owners	35% Current owners

Note: The Company has also agreed that a subsidiary that owns the Company's FLNG 2 Assets will issue $400 million in non-recourse term loans and $200 million in preferred equity which will be distributed to lenders and noteholders with senior liens on the Company's FLNG 2 Assets

i. Preferred equity amount could decrease to ~$2.4bn if all eligible participants exchange preferred equity for debt.
ii. Preferred equity has a PIK coupon with three-year term and is payable at any time without prepayment penalties. If any amount is outstanding upon maturity, there is a mandatory conversion into 87% of common equity reduced pro rata to the extent preferred is paid off.
iii. Excludes management incentive plan.
iv. Subject to further dilution if some or all the preferred equity is converted at the end of year three.

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UK RP Transaction Update 8 Note: All instruments and financial terms are described in more detail on slide 20 of the Appendix to this presentation. Note: Numbers in millions unless otherwise noted. Note: Reflects allocations on accrued claims as of March 31, 2026, prior to any preferred equity conversion; assumes no parti cip ation in the CoreCo preferred equity exchange, preferred equity Cash Purchase, and all creditors receive the early consent fee and standstill fee. *Final debt will be determined when elections are final. Mechanics of the restructuring by creditor and investor classes Existing Claim Pro Forma Allocations NFE Debt NFE Pref NFE Equity Brazil Equity FLNG2 Debt FLNG2 Pref 2029 Bonds $2,730 - $991 26% 94% - - Term Loan B $1,266 $313 $708 18% - $229 $114 Term Loan A $295 $18 $128 3% 2% $53 $27 Legacy Notes $748 - $268 7% - - - Revolver $660 $197 $405 11% 4% $118 $59 ~$5,700 ~$527.5* $2,500 65% 100% $400 $200 Existing Common 100% - - 35% - - -

UK RP Transaction Update 9 Throughout this process, we focused on three key priorities: our customers, our investors, and our company This Transaction results in a great outcome at every level 1 Customers First and foremost, we continued to serve our customers without an interruption of service • Our customers around the world rely on us for essential power and gas • Throughout this process, and even during yet another energy crisis, we were able to prioritize our customers and reliably serve their needs without any gap in service • Never has energy security been more important and we are proud to be a trusted provider 2 Investors Secondly, this transaction is hugely beneficial to all stakeholders • The unique use of the UK RP would allow us to complete the restructuring and preserve significant value for debt and equity holders alike • In the end, we believe this Transaction is an incredibly fair and balanced outcome for all parties, and we were able to preserve billions of dollars of value for our investors 3 Our Company Lastly, “New NFE” will emerge from this transaction as a transformed company • Corporate debt reduced from ~$5.7 billion to ~$527.5 million • We will expect to produce significant amounts of FCF and continue to grow with very little required capital • We will be a capital light company with major capital expenditures behind us • We expect to be a low leverage, high cash flow business with long -term commitments from our customers, providing stability and significant growth

UK RP Transaction Update

Restructuring of liabilities & operations

During the negotiations, we worked with our partners (vendors, service providers, contractors & ship owners) to materially reduce our outstanding obligations

Over the past several months, we **successfully reached compromise agreements with 40 partners** which will provide us with a much leaner and cost-efficient operational platform going forward

In total, we will have reduced expenses by ~$624 million:

- **~$286 million** in accounts payable & capital expenditures
- **~$338 million** in current & future vessel operating expenses[(i)]

These savings represent a tremendous achievement & establish a substantially stronger financial & operational foundation for the future.

~$624 million in total savings generated

i. Assuming savings start March 1, 2026.

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UK RP Transaction Update 11 Summary Secured agreements with our partners to reduce expenses by ~$624 million Signed an RSA with our creditors to reduce corporate debt from ~$5.7 billion to ~$527.5 million (3) Results in a meaningful transaction that benefits our customers, our investors & our company

UK RP Transaction Update 12 i. Timing is subject to court availability. ii. Subject to receipt of applicable regulatory approvals and completion of UK court process. There is no assurance that the Comp any will be able to close this transaction by the projected timeline or that the transaction will be completed. The UK restructuring process will be completed with substantially lower costs & a shorter timeline vs. other alternatives We anticipate completion by mid -2026 Transaction completion (ii) Mid -2026 Launch UK Restructuring Plan April First court hearing for UK RP Early May UK RP sanctioned (i) Late May/Early June Post signing, we will take proactive steps to engage with stakeholders 1. Capital Markets: Conversations with shareholders, equity analysts & debt holders 2. Rating Agencies: Targeting updated rating 3. Counterparties: Provide detailed information on the Transaction, business, and operations to vendors, LNG trading counterparties, governments, regulators, and customers

“New NFE” Update 13

“New NFE” Update 14 What is “New NFE”? “New NFE” will consist of a portfolio of LNG import terminals, power plants, & a portfolio of natural gas La Paz terminal Pichilingue power plant Puerto Sandino power plant San Juan terminal Fast LNG 1 Puerto Sandino terminal 1. Own, operate and manage LNG terminals, power plants, and logistics 2. Supply long -term downstream contracts that are material with long -term demand “New NFE’s” core business Assets 3 LNG terminals 2 power plants 10 turbine portfolio Gas Supply 1.5 MTPA liquefier 2.5 MTPA 20 -year gas contracts = 4 MTPA total gas supply Demand ~125 TBtu current demand 13 -year W.A. contract life $3.60 Avg. net spread

“New NFE” Update 15 “New NFE” will have a portfolio of 4 MTPA of gas Goal is to fully utilize supply with matched downstream portfolio 2. VG Contracts1. FLNG1 1.5 MTPA (75 TBtu) Nameplate capacity Operational since August 2024 VG Plaquemines 1 MTPA expected January 2027 VG CP2 1.5 MTPA Expected 2029

“New NFE” Update

In addition to the current operations, we expect earnings will be augmented through 3 major initiatives

1. Completion of Nicaragua Terminal

Power plant complete

Terminal commissioning expected **October 2026**[5]


Puerto Sandino Terminal

2. Puerto Rico gas conversions

Significant gas conversion opportunity

Potential to more than **double existing demand**


Megagens
Completed
Palo Seco (3 & 4)
Approved
Mayaguez
Cambalache
PREB Conditionally Approved
San Juan (7 & 9)
Near Term Priority
Aguirre CC
PREB Application Submitted

3. Deployment of turbine portfolio

Own a portfolio of 10 TM2500 turbines (in high demand globally) with the objective of **leasing units in conjunction with a gas supply agreement**


TM2500 Turbines

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“New NFE” Update 17 Financials Q3'26 Annualized Q4'26 Annualized FY'2027 Run -Rate (9) TBtu (x) Margin (6) = $mm TBtu (x) Margin = $mm TBtu (x) Margin = $mm TBtu (x) Margin = $mm Islandwide (Today) 50 $2.90 $145 50 $2.90 $145 50 $2.90 $145 50 $3.20 $160 Genera - - $20 - - $20 - - $20 - - $20 Puerto Rico 50 $3.30 $165 50 $3.30 $165 50 $3.30 $165 50 $3.60 $180 (+) Mexico 13 $5.20 $65 13 $5.20 $65 13 $5.20 $65 13 $5.20 $65 (+) Market Volumes (i) 8 $3.10 $25 8 $3.10 $25 16 $2.00 $30 16 $0.75 $15 (+) Ops/Boiloff 4 - - 4 - - 5 - - 5 - - (-) SG&A - - ($140) - - ($140) - - ($100) - - ($100) "New NFE" AEBITDA (7)(8) 75 $115 75 $115 84 $160 84 $160 (+) P. Rico Conversions - - - - - - 20 $4.50 $90 20 $4.80 $95 (+) Nicaragua - - - - - - 23 $3.75 $85 23 $3.75 $85 (+) Turbines - - - - - $75 - - $75 - - $75 "New NFE" Total AEBITDA (7)(8) 75 $115 75 $190 126 $410 126 $415 Note: Excludes $127 million remaining Cheniere Novation proceeds. Note: Excludes net ship margin. i. Uses TTF - $1.00 forward curve as of 2/27/2026.

Appendix 18

Appendix 19 Key terms: Debt and preferred equity New NFE Term Loan Facility • Senior Secured Term Loan Facility Size • $527.5mm plus • Up to $116M to the extent election to exchange up to $231mm of preferred equity is exercised (10) Issuer • New Fortress Energy Inc. Security / Collateral • Liens on substantially all assets of the Borrower and Guarantors, junior only to the liens securing the New NFE LC Facility • Collateral does not include FLNG2 assets, other Excluded Assets, and other assets to be agreed Maturity • 5 years from Restructuring Effective Date Interest Rate • S + 6.125% with the option for the first 18 months of interest to be paid -in-kind (at an increased rate of + 7.625%) Financial Covenants • None Basket Flexibility • Flexibility to allow for new money if certain minimum liquidity threshold is not maintained through closing and trough liquidity New NFE Preferred Equity Amount • Up to $2,500mm, depending on Equity -for-Debt elections Issuer • New Fortress Energy Inc. Maturity • 3 years from Restructuring Effective Date PIK Dividend • Year 1: 3.0% • Year 2: 5.0% • Year 3: 7.0% • PIK dividend to be compounded and payable quarterly Conversion • At maturity, preferred converts into 87% of common equity (regardless of increase due to PIK interest), reduced pro rata to the extent preferred in paid off Early Prepayment • Company may redeem preferred equity at any time • Partial prepayment subject to certain limitations Preferred Equity -for- Debt Exchange Option • Up to $231mm of R -1 and R -2 RCF Preferred Stock can be converted at a 2 -to-1 ratio into a total of $116mm of Term Loan; seller gives up proportionate amount of Common Equity allocation • Of the Preferred Stock exchanged, 50% will be reallocated pro rata to Preferred Stockholders which do not participate in the Preferred Stock for Term Loan Exchange or Preferred Stock Cash Out Preferred Stock Cash Out • Up to $301mm of R -1 RCF, R -2 RCF, and TLA Preferred Equity can be cashed out at 25 cents on the dollar (to be funded via management and/or other stakeholders); buyer also receives proportionate Common Equity allocation

Appendix – Growth Initiatives 20 We have 3 major growth initiatives 1. Puerto Rico conversions 2. Completion of Nicaragua terminal 3. Deployment of 10 TM2500 turbine portfolio

Appendix – Growth Initiatives 21 (i) Public -Private Partnerships Authority, “Partnership Committee Report: Puerto Rico Public -Private Partnership for the Puerto Rico Electric Power Thermal Generation Facilities”, October 17, 2022. (ii) LUMA Resource Accuracy Report. (iii) https://www.eia.gov/states/RQ/overview (iv) https://grupocne.org/2024/10/09/connecting -the-dots -of-the-puerto -rico -electric -power -system/ 1. We have executed a 7 -year Puerto Rico GSA for 75 TBtu, with a minimum of 40 TBtu take -or-pay 1981 average year built (i) ~60% runs on diesel or HFO (iii) 15x more likely to be without power than mainland U.S. (ii) ~50% of installed capacity permanently offline (iv) Puerto Rico suffers from an aging and fragile generation system Gas contract now in place is the foundation to convert and modernize the PREPA thermal fleet The problem has been… • Puerto Rico’s Energy Regulator (PREB) has required long -term security of gas supply and federal funding to greenlight conversion works on the island Situation today • PREB has approved 3 gas conversion sites , and we expect the remaining sites to be approved soon • The Department of Energy and FEMA have committed ~$150mm in capital to fund the conversions

Appendix – Growth Initiatives 22Note: Gas consumption is quoted at nameplate capacity of generation sites. Current volumes ~50 TBtu; Conversions at 50% dispatch could add up to ~75 TBtu; Total demand of up to 125 TBtu by EOY 2026 Megagens Palo Seco (3 & 4) Mayaguez Cambalache San Juan (7 & 9) Aguirre Total 50% 4 TBtu 18 TBtu 9 TBtu 8 TBtu 9 TBtu 27 TBtu 76 TBtu 75% 5 TBtu 27 TBtu 14 TBtu 12 TBtu 13 TBtu 41 TBtu 114 TBtu 100% 7 TBtu 37 TBtu 19 TBtu 16 TBtu 18 TBtu 55 TBtu 152 TBtu Completed Megagens 81 MW 7 TBtu Diesel PREB Conditionally Approved Mayaguez 220 MW 19 TBtu Diesel Cambalache 165 MW 16 TBtu Diesel Near Term Priority San Juan (7 & 9) 200 MW 18 TBtu HFO PREB Application Submitted Aguirre CC 592 MW 55 TBtu Diesel 1. The first gas conversion is complete. Palo Seco 3 & 4 were approved on 3/6, and we expect the remaining units to be approved soon Palo Seco (3 & 4) 432 MW 37 TBtu HFO Approved

Appendix – Growth Initiatives

1. Gas conversions deliver immediate savings & reliability to Puerto Ricans

Palo Seco Megagens successfully commissioned to run on gas from diesel fuel



Site Details

# of Units	3 turbines
Capacity per unit	27 MW
Heat Rate	10,590 Btu/kWh
Plant Type	Peaker
Original COD	2019
Technology	Hitachi-GE combustion turbines

Natural gas savings overview

Diesel Price $ / MMBtu(i)		Gas Price $ / MMBtu(i)		Savings $ / MMBtu
~$23	(-)	~$11	(=)	~$12.00

Est. Annual Savings

Savings	~$12 / MMBtu
(x) Gas Consumption(ii)	4 TBTU
(=) Annual Savings	~$48mm

Even as smaller generation units, this conversion results in significant estimated savings of ~$48mm/annually

(i) Gas and Diesel Contract Prices Based on Commodity Pricing as of March 3rd, 2026.
(ii) Gas consumption based on 50% dispatch of the Megagens Units.

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Appendix – Growth Initiatives 24 2. Nicaragua Nicaragua consists of a fully constructed 300 MW power plant & an LNG terminal that is nearing completion • 100% complete and ready for commissioning • Adjacent to IDB high -voltage transmission line • PPA with state distribution company • Receives LNG from NFE’s terminal through gas pipeline • The marine infrastructure is under development • Terminal commissioning expected October 2026 (5) • Nearshore terminal with gas pipeline to power plant Power plant: 300 MW installed capacity Terminal: 3 MTPA terminal capacity (5) Receiving terminal Permanent mooring system Visiting LNGC to resupply vessel Terminal Development Subsea Pipeline Connection to Existing Land Pipeline and Powerplant

Appendix – Growth Initiatives 25 3. Turbine portfolio We have a portfolio of 10 TM2500 turbines that are ready for deployment in an extremely tight leasing & sales market TM2500 turbines There is a significant opportunity to lease the units for temporary power deployment in combination with natural gas supply to enter and develop new markets 10 Units available in Q1’26 306 MW Total (ISO conditions on NG) 2,691 Avg. run hours per unit 502 Avg. starts per unit 2014 Unit year of manufacture

Disclaimers

IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

FORWARD-LOOKING STATEMENTS: All statements contained in this Presentation other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future performance or our projected results. You can identify these forward-looking statements by the use of forward-looking words such as "expects," "may," "will," "can," "could," "should," "predicts," "intends," "plans," "estimates," "anticipates," "believes," "schedules," "progress," "targets," "budgets," "outlook," "trends," "forecasts," "projects," "guidance," "focus," "on track," "goals," "objectives," "strategies," "opportunities," "poised," or the negative version of these terms or other comparable words. Forward looking statements include but are not limited to: our ability to achieve our Illustrative Goals, including our Illustrative Total Segment Revenue Goal, our Illustrative Adjusted EBITDA and our Illustrative EPS, our ability to achieve a successful settlement related to the early termination of our contracts to provide emergency power services in Puerto Rico, our ability to increase volumes in Mexico, Puerto Rico, Jamaica and Brazil the successful development, construction, completion, operation and/or deployment of facilities, including our FLNG 1, FLNG 2, Brazil and Nicaragua projects, on time, within budget and within the expected specifications, capacity and design;; our ability to build out our Klondike Digital Infrastructure business, including our planned portfolio of 2 GW of turbines and our entry into any contracts related to these turbines; our ability to generate long duration cash flows with high-quality credit tenants; our ability to achieve our Illustrative EBITDA goals for our Brazil business, our expectations regarding decreases in Capex and the ability to finance our Portocem facility; our ability to bring the rest of our terminals online in 2024, as well as meet our capacity goals and expected utilization goals at the terminals; our ability to finance our 2025 Notes, our ability to achieve an improved leverage ratio, our ability to reduce the projected total capital expenditures throughout 2024 and going forward; and future strategic plans. These forward-looking statements are necessarily estimates based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company's control. Actual results or events may differ materially from the results anticipated in these forward looking statements. Specific factors that could cause actual results to differ from those in the forward looking statements include, but are not limited to: failure to implement our business strategy as expected; risks related to the development, construction, commissioning and completion of facilities, including cost overruns and delays; failure to convert our customer pipeline into actual sales; risks related to the operation and maintenance of our facilities and assets; risks related to the operation and maintenance of our facilities and assets; failure of our third party contractors, equipment manufacturers, suppliers and operators to perform their obligations for the development, construction and operation of our projects, vessels and assets; the risk that the financing transactions cannot be executed due to market conditions and/or the Company's ability to negotiate acceptable terms; inability to successfully develop and implement our technological solutions, including our Fast LNG technology, or that we do not receive the benefits we expect from the Fast LNG technology; cyclical or other changes in the LNG and natural gas industries; competition in the energy industry; risks related to the approval and execution of definitive documentation; the receipt of permits, approvals and authorizations from governmental and regulatory agencies on a timely basis or at all; new, or changes to, existing governmental policies, laws, rules or regulations, or the administration thereof; failure to maintain sufficient working capital and to generate revenues, which could adversely affect our ability to fund our projects; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; and the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the Company's forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speak only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future, or we may become aware of new or updated information relating to such forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.'s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

PAST PERFORMANCE. Our past performance is not a reliable indicator or indicative of future results and should not be relied upon for any reason. There can be no assurance that the future performance of the Company, or any project, investment or asset of the Company, will be profitable or equal any corresponding indicated historical performance level(s).

ILLUSTRATIVE ECONOMICS. Illustrative economics are hypothetical values based on specified assumptions that are aspirational in nature rather than management's view of projected results. Actual results could differ materially and the hypothetical assumptions on which this illustrative data is based are subject to numerous risks and uncertainties.

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27 Disclaimers No Offer or Solicitation The information set forth in this presentation is not an offer to sell or exchange, or solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for, any securities, or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction in connection with the transaction, the related stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the Unit ed States absent registration under the Securities Act of 1933 (the “Securities Act”) or pursuant to an exemption from, or in a transaction not subject to, such regi stration requirements. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the transaction and the related stockholder approv als . In connection with the transaction and the related stockholder approvals, NFE will file with the SEC a proxy statement (as amended or supplemented from time to time, the “proxy statement”). BEFORE MAKING ANY VOTING DECISIO N, NFE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION AND THE RELATED STOCKHOLDER APPROVALS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TR ANSACTION AND THE RELATED STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by NFE with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders and investors may obtain free copies of the proxy statement and other relevant materials by directi ng a request to: New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations. Participants in Proxy Solicitation NFE and certain of its directors and executive officers and other members of management and employees may be deemed to be par tic ipants in the solicitation of proxies from NFE’s stockholders in respect of the transaction and the related stockholder approvals. Information about the directors and executive officers of NFE, including a description of the ir direct or indirect interests, by security holdings or otherwise, is set forth in NFE’s Annual Report on Form 10 -K for the fiscal year ended December 31, 2024, filed with the SEC on March 10, 2025, and NFE’s Definitive Proxy Statemen t on Schedule 14A, filed with the SEC on April 29, 2025, including under the headings “Executive Compensation,” “Compensation Committee Report,” “Director Compensation” and “Security Ownership of Management and Cer tain Beneficial Owners.” To the extent holdings of NFE common stock by the directors and executive officers of NFE have changed from the amounts disclosed in such filings, such changes have been or will be refl ect ed on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Transaction, and a description of any interests that they have in the Transact ion , by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC regarding the Transaction and the related stockholder approvals when they become available. Stockholders, potential investors , and other interested persons should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Endnotes

1. The Company is also issuing approximately $527.5 million in debt in exchange for the NFE corporate debt along with the $2.5 billion in preferred equity of the Company and the issuance of 65% of the Company's common equity.
2. The Company has entered into an agreement with over 50% of its existing creditors by value. The Company continues to discuss the transaction with other creditors that have not yet signed the agreement.
3. The Company's corporate debt could increase to approximately $640 million if certain preferred stockholders exchange preferred stock for debt. This estimate does not include a potential capital raise if the Company does not meet minimum liquidity thresholds.
4. The Company has also agreed that a subsidiary that owns the Company's FLNG 2 Assets will issue $400 million in non-recourse term loans and $200 million in preferred equity which will be distributed to lenders and noteholders with senior liens on the Company's FLNG 2 Assets
5. "Terminal commissioning", "Operational", "Completed", "COD", "Placed into service" or "commercial operation date", "Deployment" or similar statuses (either capitalized or lower case) with respect to a particular project means we expect gas to be made available in the near future, gas has been made available to the relevant project, or that the relevant project is in full commercial operations. Where gas is going to be made available or has been made available but full commercial operations have not yet begun, full commercial operations will occur later than, and may occur substantially later than, our reported Operational, Completion or Deployment date, and we may not generate any revenue until full commercial operations have begun. We cannot assure you if or when such projects will reach full commercial operation. Our ability to export liquefied natural gas depends on our ability to obtain export and other permits from governmental and regulatory agencies. No assurance can be given that we will receive required permits, approvals and authorizations from governmental and regulatory agencies in connection with the exportation of liquefied natural gas on a timely basis or at all or that, once received, we will be able to maintain in full force and effect, renew or replace such permits, approvals and authorizations.
6. Margin: Management's expectations for the margin that it expects to achieve for each MMBtu when LNG or gas is being delivered under each demand contract for the applicable region or to the market. Estimates regarding the margin for market volumes are based on recent market pricing and forward projected pricing, but these numbers may fluctuate dramatically, particularly in light of current political developments in the Middle East and elsewhere. Actual circumstances could differ materially from the assumptions underlying contractual margin, and actual performance and results could differ materially from, and there can be no assurance that they will reflect, our corporate goal.
7. "Adjusted EBITDA" is not a measurement of financial performance under GAAP and should not be considered in isolation or as an alternative to income from operations, net income, cash flow from operating activities or any other measure of performance or liquidity derived in accordance with GAAP. We believe this non-GAAP measure, as we have defined it, offers a useful supplemental view of the overall operation of our business in evaluating the effectiveness of our ongoing operating performance in a manner that is consistent with metrics used for management's evaluation of the Company's overall performance and to compensate employees. We believe that Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation, and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, we exclude certain items from our SG&A not otherwise indicative of ongoing performance. We calculate Adjusted EBITDA as net income, plus transaction and integration costs, contract termination charges and loss on mitigations sales, depreciation and amortization, asset impairment expense, interest expense (net), other expense (income), net, loss on extinguishment of debt, changes in fair value of non-hedge derivative instruments and contingent consideration, tax expense, and adjusting for certain items from our SG&A not otherwise indicative of ongoing operating performance, including non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities and expenses associated with changes to our corporate structure, plus our pro rata share of Adjusted EBITDA from certain unconsolidated entities, less the impact of equity in earnings (losses) of certain unconsolidated entities plus certain non-capitalizable contract acquisition costs. Adjusted EBITDA is mathematically equivalent to our Total Segment Operating Margin, as reported in the segment disclosures within our financial statements, minus Core SG&A, including our pro rata share of such expenses of certain unconsolidated entities. Core SG&A is defined as total SG&A adjusted for non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities and expenses associated with changes to our corporate structure. Core SG&A excludes certain items from our SG&A not otherwise indicative of ongoing operating performance. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in our financial statements. Investors are encouraged to review the related GAAP financial measures and the reconciliation of Adjusted EBITDA to our GAAP net income, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA does not have a standardized meaning, and different companies may use different Adjusted EBITDA definitions. Therefore, Adjusted EBITDA may not be necessarily comparable to similarly titled measures reported by other companies. Moreover, our definition of Adjusted EBITDA may not necessarily be the same as those we use for purposes of establishing covenant compliance under our financing agreements or for other purposes. Adjusted EBITDA should not be construed as alternatives to net income and diluted earnings per share attributable to New Fortress Energy, which are determined in accordance with GAAP.

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Endnotes

8. "Adjusted EBITDA Forecast" is our forward-looking target for Adjusted EBITDA for the relevant period and is less Estimated SG&A, including the pro rata share of SG&A from unconsolidated entities. This presentation assumes that (i) the Company begins earning revenues related to power dispatch & capacity payments from its operations in Nicaragua in January 2027 (assumptions reflect revised proposal which would supersede existing contract in place), (ii) the Company resumes supply to San Juan's Unit 6 in the second quarter of 2026 following maintenance and begins to deliver gas to additional sites in Puerto Rico in 2027 following conversion of existing diesel facilities to natural gas, and (iii) the Company begins to receive lease revenue from its turbines beginning in October 2026. The Company plans to enter into a sale leaseback transaction to sell 10 turbines to a third party and lease the turbines back at $305K per turbine per month with certain inflation adjustments and purchase rights. The Company expects to receive lease revenue of $1 million per month for each turbine less the lease payment to the owner of the turbines and associated operating costs. There can be no assurance that the Company will receive revenues from any of these three initiatives under the projected timing included in the financial projections. Our projected cost of natural gas assumes a reduction of $0.30 per MMBtu for FLNG 1 in the fourth quarter of 2027 resulting from negotiations of feedgas sourcing. References to volumes, percentages of such volumes (i) are not based on the Company's historical operating results, which are limited, and (ii) do not purport to be an actual representation of our future economics. These estimates do not include the cost of the Company's transportation vessel for Nicaragua until the project begins earning revenues in 2027, at which point this cost is reflected in the Nicaragua project AEBITDA. Actual circumstances could differ materially from the assumptions, and actual performance and results could differ materially from, and there can be no assurance that they will reflect, our corporate forecast.

9. Run-Rate is based on management's estimate of 2029 financial results which includes projected revenues from the Company's operations in Nicaragua, revenue from the conversion of existing diesel facilities to natural gas additional sites in Puerto Rico and lease revenue from the Company's turbines. These estimates do not include the financial impact of the receipt of any volumes from the Venture Global CP2 facility. Actual circumstances could differ materially from the assumptions, and actual performance and results could differ materially from, and there can be no assurance that they will reflect, our corporate forecast.

10. This estimate does not include a potential capital raise if the Company does not meet minimum liquidity thresholds.

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